Semiannual Report

June 30, 2002

--------------------------------------------------------------------------------
T. Rowe Price
Institutional Large-Cap
Growth Fund


T. Rowe Price Invest with Confidence (registered trademark)



Dear Investor

The hope that bloomed as we launched the fund in the fourth quarter of 2001 quickly subsided and became doubt in early 2002. In the second quarter, doubt turned to pessimism as investors lost confidence in both the economy and the integrity of corporate management, their auditors, and Wall Street. We believe the current level of pessimism is excessive, though we are uncertain about when investors might change their minds.

Over the years we have witnessed recessions, market collapses, and mass euphoria, all of which stemmed from economies that recovered or deteriorated and valuations that rose or fell to more normal levels. However, the market's recent malaise involved something much deeper than statistics and historical trends; it evolved from the erosion of trust and faith.


Performance Comparison

                                                                         Since
Periods Ended 6/30/02                             6 Months           Inception*
--------------------------------------------------------------------------------
Institutional Large-Cap
Growth Fund                                        -18.44%               -7.02%

Russell 1000 Growth Index                           -20.78               -13.33

Lipper Large-Cap Growth
Funds Index                                         -17.96               -10.02

*Inception date 10/31/01.


During the first half of the year, the fund declined 18.44% compared with a 17.96% loss for the Lipper Large-Cap Growth Funds Index and a 20.78% drop in the unmanaged Russell 1000 Growth Index. For the eight months ended June 30, 2002, your fund fared better than our Lipper and Russell benchmarks. (We are replacing the Lipper Large-Cap Growth Funds Average with the Lipper index to be consistent with other T. Rowe Price stock funds that use Lipper indexes as their benchmarks. The Lipper Large-Cap Growth Funds Average returned -18.68% and -10.91% for the six- and eight-month periods ended June 30, respectively.


MARKET ENVIRONMENT

Most U.S. stock indexes posted double-digit declines in the six-month period through June, impacted by the ongoing softness in corporate spending and a lack of an economic rebound overseas. Enron, WorldCom, and Xerox, along with the actions of Tyco's ex-CEO, have shown the world a less-than-pure financial system-rightfully causing investors to be wary. The media continually fueled the smoldering embers of skepticism, and credit rating agencies responded with downgrades-crimping the financial flexibility of many firms. Companies that historically relied on short-term debt financing or generated growth through acquisitions were punished severely during the year. While we admit to being dismayed by the movement in many stocks, we fully understand that it will take time to repair the trust that has been lost in recent quarters.


STRATEGY REVIEW

Your fund's performance is primarily driven by our disciplined bottom-up stock selection process, which targets stocks that have strong earnings and cash flow growth. We also favor companies that dominate a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. It is important to understand that we invest for the long term and rarely eliminate stocks that we believe will provide solid returns over time and fit into our investment criteria.


INVESTMENT REVIEW

Over the last six months, two major forces have worked against the market; the first was expected and the other was not. Both factors punished performance, especially in the second quarter.

We expected the economy to stabilize at the consumer level, and to continue to decline in the technology and telecom sectors. However, the decline in information technology spending was far greater than we had projected. We buttressed the portfolio for a less robust economy than the consensus, and positioned the fund to benefit from consumer spending with retailers Target and Home Depot and media companies Viacom and Clear Channel Communications. These are companies that we believe offer solid long-term growth potential.


Sector Diversification
--------------------------------------------------------------------------------
Health Care                                                        24%

Consumer                                                           23%

Information Technology                                             22%

Industrials and Business Services                                  14%

Financials                                                         13%

Telecommunication Services                                          2%

Energy and Utilities                                                1%

Reserves and Other                                                  1%

Based on net assets of 6/30/02.


The factor that took us by surprise was the loss of investor confidence in financial reporting and Wall Street. The impact was most severe on companies that have historically grown through acquisitions, which represent a significant portion of the portfolio. Large companies that have consistently expanded their market share through mergers and acquisitions like American International Group, GE, Citigroup, and Omnicom were severely punished. Even though none of these companies restated revenues or earnings, their stocks dropped precipitously. Omnicom, for example, lost nearly half of its value in June because of concerns about its "true" growth. We stand firm in our belief that these are solid growth companies and should be afforded higher-than-market multiples.

Our investment in Tyco International has been extremely disappointing. We bought Tyco with the view that it had strong franchises (outside of its CIT Group), generated solid cash flow, and possessed a wealth of experienced management. The allegations against the company's CEO and his subsequent dismissal from the firm have spotlighted our error in judging at least one component of the management team. However, we've studied the financials and continue to believe that the firm's franchises are worth more than the current share price, and we have maintained the majority of our original position.

We also remained bullish on health care services stocks UnitedHealth Group and Tenet Healthcare, a pair of strong contributors for the year to date. Overall, the health care sector produced mixed results, as large-cap pharmaceuticals Pfizer and Wyeth, biotech stock MedImmune, and specialty-pharmaceutical manufacturer Allergan suffered steep losses. The telecom sector similarly generated a dismal performance during the six-month period; however, we dodged some of the pain by maintaining an underweight allocation, which improved results versus our benchmarks.


Portfolio Characteristics
--------------------------------------------------------------------------------

                                             Institutional              Russell
                                                 Large-Cap                 1000
                                                    Growth               Growth
As of 6/30/02                                         Fund                Index
--------------------------------------------------------------------------------
Earnings Growth Rate
  Past 5 Years                                        19.0%                15.7%
  Projected 5 Years1                                  16.9                 15.6

Dividend Growth Rate
  Past 5 Years                                        12.3                 12.3
  Projected 5 Years2                                  11.5                 10.5

Return on Equity
  Past 5 Years                                        22.3                 24.7

Long-Term Debt as
Percent of Capital                                    26.3                 28.4

P/E Ratio (12-month forward
projected earnings)1                                 21.0X                21.6X

1Source data: IBES.  2Source data: Value Line.
Forecasts are in no way indicative of future investment returns.


While we are extremely displeased with recent performance, the valuations of most of our holdings have become attractive. As the market plunged in the second quarter, companies of all qualities began to be priced at about the same low level, and strong historical growth records were generally ignored. Over time, we believe this parity will prove flawed and the truly great companies will again command higher prices.

As opportunities present themselves, we intend to progressively increase the portfolio's economic sensitivity to capitalize on an economic recovery. Over the long haul, we believe that we can enhance performance by selling risk when others are greedy and by buying risk when others panic.


OUTLOOK

The strength of an economy and a stock market is based on faith that the future holds promise. The faith likely leads to consumer spending, capital investment, and equity appreciation based on future growth. Over time, we think the market will regain this faith, allowing a more virtuous cycle to take hold.

During this uncertain period, we will continue to work diligently to find companies that increase market share, improve returns, and run their businesses ethically for all shareholders. We think these companies will offer significant returns to shareholders and your fund.

Respectfully submitted,

Robert W. Smith
Chairman of the fund's Investment Advisory Committee

Robert W. Sharps
Investment Advisory Committee member

Larry J. Puglia
Investment Advisory Committee member

July 10, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



Portfolio Highlights


Twenty-Five Largest Holdings

                                                           Percent of
                                                           Net Assets
                                                              6/30/02

Microsoft                                                         4.7%
Pfizer                                                            4.7
First Data                                                        3.6
UnitedHealth Group                                                3.4
GE                                                                3.4
Citigroup                                                         3.3
Wyeth                                                             3.3
Walgreen                                                          3.1
Freddie Mac                                                       3.0
Target                                                            2.7
Viacom                                                            2.6
American International Group                                      2.6
Home Depot                                                        2.6
Affiliated Computer Services                                      2.6
Concord EFS                                                       2.4
Baxter International                                              2.4
Cisco Systems                                                     2.2
Lexmark International                                             2.0
Tenet Healthcare                                                  1.9
Vodafone                                                          1.9
Apollo Group                                                      1.9
Clear Channel Communications                                      1.7
Mellon Financial                                                  1.7
WellPoint Health Networks                                         1.7
Sanofi-Synthelabo                                                 1.6
--------------------------------------------------------------------------------
Total                                                            67.0%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.



Major Portfolio Changes

Listed in descending order of size
Six Months Ended 6/30/02


TEN LARGEST PURCHASES
--------------------------------------------------------------------------------
Microsoft
Lexmark International*
QUALCOMM*
Sanofi-Synthelabo*
Univision Communications*
Siebel Systems*
Clear Channel Communications
UPS*
Starbucks*
Accenture*


TEN LARGEST SALES
--------------------------------------------------------------------------------
Flextronics**
Cendant
El Paso Corporation**
Allergan**
AmerisourceBergen**
Best Buy**
Omnicom
Sysco
Automatic Data Processing**
Schering-Plough**
--------------------------------------------------------------------------------
 *Position added
**Position eliminated



Financial Highlights
T. Rowe Price Institutional Large-Cap Growth Fund
(Unaudited)

         For a share outstanding
         throughout each period

                                                6 Months             10/31/01
                                                   Ended              Through
                                                 6/30/02             12/31/01

NET ASSET VALUE

Beginning of period                        $       11.39      $         10.00

Investment activities

  Net investment income (loss)                        --                 0.01*

  Net realized
  and unrealized
  gain (loss)                                      (2.10)                1.39

  Total from
  investment
  activities                                       (2.10)                1.40


Distributions
  Net investment
  income                                              --                (0.01)


NET ASSET VALUE

End of period                              $        9.29      $         11.39
                                           -------------      ---------------


Ratios/Supplemental Data

Total return^                                     (18.44)%*             14.00%*

Ratio of total
expenses to average
net assets                                          0.65%*!              0.65%*!

Ratio of net
investment income
(loss) to average
net assets                                          (0.03)%*!            0.36%*!

Portfolio turnover
rate                                                  67.3%!             98.2%!

Net assets,
end of period
(in thousands)                              $         1,860      $        2,281


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through 12/31/02.

!    Annualized

The accompanying notes are an integral part of these financial statements.



Statement of Net Assets
T. Rowe Price Institutional Large-Cap Growth Fund
June 30, 2002 (Unaudited)


                                                    Shares                Value
--------------------------------------------------------------------------------
                                                                   In thousands

Common Stocks  99.2%

CONSUMER DISCRETIONARY  18.3%

Automobiles  1.4%

Harley-Davidson                                        500      $            26
                                                                             26


Hotels, Restaurants & Leisure  1.3%

Starbucks *                                          1,000                   25
                                                                             25


Internet & Catalog Retail  1.0%

USA Interactive *                                      800                   19
                                                                             19


Media  8.2%

AOL Time Warner *                                    1,900                   28
Clear Channel Communications *                       1,000                   32
Omnicom                                                400                   18
Univision Communications
  Class A *                                            800                   25
Viacom, Class B *                                    1,100                   49
                                                                            152


Multiline Retail  3.8%

Kohl's *                                               300                   21
Target                                               1,300                   49
                                                                             70


Specialty Retail  2.6%

Home Depot                                           1,300                   48
                                                                             48

Total Consumer Discretionary                                                340


CONSUMER STAPLES  4.8%

Beverages  0.8%

PepsiCo                                                300                   15
                                                                             15


Food & Drug Retailing  4.0%

Sysco                                                  600                   16
Walgreen                                             1,500                   58
                                                                             74

Total Consumer Staples                                                       89


ENERGY  1.5%

Energy Equipment & Services  1.5%

Transocean                                             900                   28

Total Energy                                                                 28


FINANCIALS  12.8%

Banks  3.1%

Mellon Financial                                     1,000      $            31
Northern Trust                                         600                   27
                                                                             58


Diversified Financials  6.3%

Citigroup                                            1,600                   62
Freddie Mac                                            900                   55
                                                                            117


Insurance  3.4%

ACE Limited                                            500                   16
American International Group                           700                   48
                                                                             64

Total Financials                                                            239


HEALTH CARE  23.6%

Biotechnology  1.1%

MedImmune *                                            800                   21
                                                                             21


Health Care Equipment & Supplies  2.4%

Baxter International                                 1,000                   44
                                                                             44


Health Care Providers & Services  7.1%

Tenet Healthcare *                                     500                   36
UnitedHealth Group                                     700                   64
Wellpoint Health Networks *                            400                   31
                                                                            131


Pharmaceuticals  13.0%

Eli Lilly                                              300                   17
Johnson & Johnson                                      300                   16
Pfizer                                               2,500                   88
Pharmacia                                              800                   30
Sanofi-Synthelabo, (EUR)                               500                   30
Wyeth                                                1,200                   61
                                                                            242

Total Health Care                                                           438


INDUSTRIALS & BUSINESS SERVICES  14.6%

Air Freight & Logistics  1.3%

UPS, Class B                                           400                   25
                                                                             25


Commercial Services & Supplies  9.1%

Apollo Group, Class A *                                900      $            35
Cendant *                                            1,300                   21
Concord EFS *                                        1,500                   45
First Data                                           1,800                   67
                                                                            168


Industrial Conglomerates  4.2%

GE                                                   2,200                   64
Tyco International                                   1,100                   15
                                                                             79

Total Industrials & Business Services                                       272


INFORMATION TECHNOLOGY  21.7%

Communications Equipment  4.2%

Brocade Communications Systems *                       500                    9
Cisco Systems *                                      3,000                   42
QUALCOMM *                                           1,000                   27
                                                                             78

Computers & Peripherals  2.1%

Lexmark International, Class A *                       700                   38
                                                                             38


Electronic Equipment & Instruments  0.7%

Celestica *                                            600                   14
                                                                             14


IT Consulting & Services  3.7%

Accenture, Class A *                                 1,100                   21
Affiliated Computer Services
  Class A *                                          1,000                   47
                                                                             68


Semiconductor Equipment & Products  2.9%

Analog Devices *                                       800                   24
Maxim Integrated Products *                            500                   19
Texas Instruments                                      500                   12
                                                                             55


Software  8.1%

Adobe Systems                                        1,000                   28
Microsoft *                                          1,600                   88
Siebel Systems *                                       800      $            11
VERITAS Software *                                   1,200                   24
                                                                            151

Total Information Technology                                                404


TELECOMMUNICATION SERVICES  1.9%

Wireless Telecommunication Services  1.9%

Vodafone ADR                                         2,600                   35

Total Telecommunication Services                                             35

Total Common Stocks (Cost  $2,004)                                        1,845


Short-Term Investments  1.7%

Money Market Fund  1.7%

T. Rowe Price Reserve Investment
Fund, 1.95% #                                       31,302                   31

Total Short-Term Investments (Cost  $31)                                     31

Total Investments in Securities
100.9% of Net Assets (Cost $2,035)                              $         1,876

Other Assets Less Liabilities                                               (16)

NET ASSETS                                                      $         1,860
                                                                ---------------

Net Assets Consist of:

Undistributed net realized gain (loss)                          $            17

Net unrealized gain (loss)                                                 (159)

Paid-in-capital applicable to
200,178 shares of $0.0001 par
value capital stock outstanding;
1,000,000,000 shares of the
Corporation authorized                                                    2,002

NET ASSETS                                                      $         1,860
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $          9.29
                                                                ---------------

  #  Seven-day yield
  *  Non-income producing
ADR  American Depository Receipts
EUR  Euro

The accompanying notes are an integral part of these financial statements.



Statement of Operations
T. Rowe Price Institutional Large-Cap Growth Fund
(Unaudited)
In thousands


                                                             6 Months
                                                                Ended
                                                              6/30/02

Investment Income (Loss)

Income
  Dividend                                                 $        6
  Interest                                                          1
  Total income                                                      7

Expenses
  Custody and accounting                                           42
  Legal and audit                                                  11
  Organization and initial registration                             3
  Directors                                                         2
  Prospectus and shareholder reports                                1
  Reimbursed by manager                                           (52)
  Total expenses                                                    7
Net investment income (loss)                                       --


Realized and Unrealized Gain (Loss)
Net realized gain (loss) on securities                            (28)

Change in net unrealized gain or loss on securities              (393)

Net realized and unrealized gain (loss)                          (421)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $     (421)
                                                           ----------

The accompanying notes are an integral part of these financial statements.



Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Growth Fund
(Unaudited)
In thousands

                                                  6 Months             10/31/01
                                                     Ended              Through
                                                   6/30/02             12/31/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $            --      $             1

  Net realized
  gain (loss)                                          (28)                  46

  Change in net
  unrealized
  gain (loss)                                         (393)                 234

  Increase (decrease)
  in net assets
  from operations                                     (421)                 281


Distributions to shareholders

  Net investment income                                 --                   (2)


Capital share transactions *

  Shares sold                                           --                2,000

  Distributions reinvested                              --                    2

  Increase (decrease)
  in net assets
  from capital
  share transactions                                    --                2,002


Net Assets

Increase (decrease)
during period                                         (421)               2,281

Beginning of period                                  2,281                   --

End of period                              $         1,860      $         2,281
                                           ---------------      ---------------


*Share information

  Shares sold                                           --                  200

  Increase (decrease)
  in shares outstanding                                 --                  200

The accompanying notes are an integral part of these financial statements.



Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Growth Fund
June 30, 2002 (Unaudited)


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Institutional Large-Cap Growth Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on October 31, 2001. The fund seeks to provide long-term capital appreciation through investments in the common stocks of growth companies.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price, or official closing price for certain markets, at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and ask prices. Other equity securities are valued at a price within the limits of the latest bid and ask prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and ask prices of such currencies against U.S. dollars quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Expenses Paid Indirectly Certain security trades are directed to brokers who have agreed to rebate a portion of the related commission to the fund to pay fund expenses. Additionally, credits earned on temporarily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $718,000 and $702,000, respectively, for the six months ended June 30, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2002.

     At June 30, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $2,035,000. Net unrealized loss aggregated $159,000 at period-end, of which $97,000 related to appreciated investments and $256,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.55% of the fund's average daily net assets.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through December 31, 2002, which would cause the fund's ratio of total expenses to average net assets to exceed 0.65%. Thereafter, through December 31, 2004, the fund is required to reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.65%. Pursuant to this agreement, $6,000 of management fees were not accrued by the fund for the six months ended June 30, 2002, and $52,000 of other fund expenses were borne by the manager. At June 30, 2002, unaccrued fees and other expenses in the amount of $75,000 remain subject to reimbursement by the fund through December 31, 2004.

     In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. Expenses incurred pursuant to these service agreements totaled $33,000 for the six months ended June 30, 2002, of which $5,000 was payable to period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by Price Associates and/or its affiliates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2002, totaled $1,000 and are reflected as interest income in the accompanying Statement of Operations.



T. Rowe Price Institutional Large-Cap Growth Fund


About the Fund's Directors and Officers
--------------------------------------------------------------------------------
Your fund is governed by a Board of Directors that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202.

Independent Directors


Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
2001

Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
2001                            estate developers


Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
1996

David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
1996                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.


F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
2001                            engineers


Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
1996                            Inc., The Rouse Company, and US Airways Group,
                                Inc.


John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
2001                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company

Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
1996

Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
1996                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent director oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



Inside Directors

Name
(Date of Birth)
Year Elected*
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------
James A.C. Kennedy              Director and Vice President, T. Rowe Price and
(8/15/53)                       T. Rowe Price Group, Inc.
1997
[32]

James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1996                            President, T. Rowe Price Group, Inc.; Chairman
[98]                            of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited; Chairman of the
                                Board, Institutional Equity Funds

M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Vice President, T. Rowe
1996                            Price Group, Inc.; Chief Investment Officer,
[98]                            Director, and Vice President, T. Rowe Price;
                                Director, T. Rowe Price Global Asset Management
                                Limited; Vice President and Director, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                Global Investment Services Limited and T. Rowe
                                Price International, Inc.; President,
                                Institutional Equity Funds
--------------------------------------------------------------------------------
*Each inside director serves until the election of a successor.



Officers


Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Preston G. Athey (7/17/49)              Vice President, T. Rowe Price, T. Rowe
Vice President, Institutional           Price Group, Inc., and T. Rowe Price
Equity Funds                            Trust Company

Brian W.H. Berghuis (10/12/58)          Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
Institutional Equity Funds

Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price, T. Rowe
Treasurer, Institutional                Price Group, Inc., and T. Rowe Price
Equity Funds                            Investment Services, Inc.

Kara Cheseby (10/9/63)                  Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Anna M. Dopkin (9/5/67)                 Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President, Institutional           Price Group, Inc.; Vice President,
Equity Funds                            T. Rowe Price, T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Retirement Plan Services, Inc.; Vice
                                        President and Director, T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price Trust
                                        Company

J. Jeffrey Lang (1/10/62)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Trust Company
Equity Funds

John D. Linehan (1/21/65)               Vice President, T. Rowe Price, T. Rowe
Vice President, Institutional           Price Group, Inc., and T. Rowe Price
Equity Funds                            International, Inc.

Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary, Institutional                and T. Rowe Price Investment Services,
Equity Funds                            Inc.

Gregory A. McCrickard (10/19/58)        Vice President, T. Rowe Price, T. Rowe
Executive Vice President,               Price Group, Inc., and T. Rowe Price
Institutional Equity Funds              Trust Company

David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller, Institutional               Price Group, Inc., and T. Rowe Price
Equity Funds                            Trust Company

Joseph M. Milano (9/14/72)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Charles G. Pepin (4/23/66)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Brian C. Rogers (6/27/55)               Director and Vice President, T. Rowe
Executive Vice President,               Price Group, Inc.; Vice President,
Institutional Equity Funds              T. Rowe Price and T. Rowe Price Trust
                                        Company

Robert W. Sharps (6/10/71)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Robert W. Smith (4/11/61)               Vice President, T. Rowe Price, T. Rowe
Executive Vice President,               Price Group, Inc., and T. Rowe Price
Institutional Equity Funds              International, Inc.

Michael F. Sola (7/21/69)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

John F. Wakeman (11/25/62)              Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

David J. Wallack (7/2/60)               Vice President, T. Rowe Price and
Vice President, Institutional           T. Rowe Price Group, Inc.
Equity Funds

Richard T. Whitney (5/7/58)             Vice President, T. Rowe Price, T. Rowe
Vice President, Institutional           Price Group, Inc., T. Rowe Price Trust
Equity Funds                            Company, and T. Rowe Price
                                        International, Inc.
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.